EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Central Vermont Public Service Corporation (the "Company") on Form l0-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Young, President and Chief Executive Officer of the Company, certify, pursuant to l8 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section l3(a) or l5(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  /s/ Robert H. Young
Robert H. Young
President and Chief Executive Officer
November 5, 2008

A signed original of this written statement required by Section 906 has been provided to Central Vermont Public Service Corporation ("CVPS") and will be retained by CVPS and furnished to the Securities and Exchange Commission or its staff upon request.